Exhibit 99.1

Contact:
Bruce Widener, CEO
502-657-3507
investors@askbeacon.com

Porter, LeVay & Rose, Inc.
Marlon Nurse, V.P. – Investor Relations
212-564-4700

Halliburton Investor Relations
Geralyn DeBusk, President, or Hala Elsherbini, COO  972-458-8000

Beacon Enterprise Solutions Announces $4 Million Contract Award with Washington Metro Transit Authority

-- New Government Contract Received Through Relationship with Federal Prime Contractor ICS  --

LOUISVILLE, KY, August 16, 2011 -- Beacon Enterprise Solutions Group, Inc. (OTC BB:  BEAC) (www.askbeacon.com), an emerging global leader in the design, implementation and management of high performance Information Technology Systems (ITS) infrastructure solutions, today announces the award of a Washington, DC based project by teaming partner ICS Nett, Inc. (ICS), a federal prime contractor, to provide ITS infrastructure services to the Washington Metropolitan Area Transit Authority (WMATA)’s Red Metro Line.

Beacon recently announced the execution of agreements with ICS that enabled Beacon to participate in various federal contracts awarded to ICS, which has a federal prime contractor position as an SBA (Small Business Administration) certified 8(a) and certified DBE/MBE (Disadvantaged Business Enterprise/Minority Business Enterprise) firm.  This first contract award to Beacon by ICS is projected to bring $4 million in new net sales to Beacon.  Under the agreement, Beacon will initially provide installation management, maintenance, program and project management services, as well as camera installation for WMATA’s Red Metro Line CCTV infrastructure.  Beacon will also provide future ITS infrastructure services for various projects, including public address systems, fire intrusion alarm, telephony, wireless systems, structured cabling system and networking.

“The relationship with ICS is allowing Beacon to expand the verticals to which we offer our core services, and will help stabilize our net sales volume which has been somewhat unpredictable the last couple of quarters.  Providing Rail Telecom services to ICS Transportation Division is a very solid strategic move for Beacon,” said Beacon President and COO Jerry Bowman.  “The benefits of Beacon-provided ITS infrastructure and communications aren’t limited to commercial office buildings and data centers, and clearly aren’t limited to the verticals that we included in our business plan for 2011.”

“The relationship with Beacon is a real win-win for ICS” said Khurram Shah, Chief Strategy Officer of ICS.  “Having a partner who can complement our already strong team allows ICS to expand the breadth of its services and increase the volume of service we can provide to our clients across our IT, Telecommunications and Transportation verticals.  The executive team at ICS is very excited about where the mutually beneficial relationship with Beacon will take us over the next few years.”

About ICS

ICS, a certified 8(a), Small Disadvantaged Business (SDB) and DBE firm, is headquartered in Vienna, VA, with more than 150 professionals nationwide.  ICS is a leading provider of innovative technologies and solutions for the Intelligence, IT, Telecommunications, Transportation and Defense Logistics communities.  ICS is an experienced Federal IT partner that is able to demonstrate significant expertise at reducing the risks associated with traditionally long-term and large-scale Federal IT projects, by combining carefully selected best practices and a refined agile methodology, with a mission-driven management approach, in order to build a unified team that delivers real-time operational success, within the context of long-term strategic objectives.

For additional information, please visit ICS’s corporate website: www.ics-nett.com

About Beacon Enterprise Solutions Group, Inc.

Beacon Enterprise Solutions Group is an emerging global leader in the design, implementation and management of high performance Information Technology Systems (“ITS”) infrastructure solutions.  Beacon offers fully integrated, turnkey IT infrastructure solutions capable of fully servicing the largest companies in the world as they increasingly outsource to reduce costs while optimizing critical IT design and infrastructure management.  Beacon is headquartered in Louisville, Kentucky, with regional headquarters in Cincinnati, Ohio, Dublin, Ireland, Prague, Czech Republic and personnel located throughout the United States and Europe.

For additional information, please visit Beacon’s corporate website: www.askbeacon.com

This press release may contain “forward-looking statements.” Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.  These forward-looking statements may include, without limitation, statements about our market opportunity, strategies, competition, expected activities and expenditures as we pursue our business plan.  Although we believe that the expectations reflected in any forward looking statements are reasonable, we cannot predict the effect that market conditions, customer acceptance of products, regulatory issues, competitive factors, or other business circumstances and factors described in our filings with the Securities and Exchange Commission may have on our results.  The company undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

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Contact:
Bruce Widener, CEO
502-657-3507
investors@askbeacon.com

Porter, LeVay & Rose, Inc.
Marlon Nurse, V.P. – Investor Relations
212-564-4700

Halliburton Investor Relations
Geralyn DeBusk, President, or Hala Elsherbini, COO
972-458-8000

Beacon Enterprise Solutions Announces $3.4 Million Contract Award with the Veteran’s Administration

-- New contract is the second award totaling $7.4 million resulting from new Beacon relationship with ICS  --

LOUISVILLE, KY, August 16, 2011 -- Beacon Enterprise Solutions Group, Inc. (OTC BB:  BEAC) (www.askbeacon.com), an emerging global leader in the design, implementation and management of high performance Information Technology Systems (ITS) infrastructure solutions, today announces the award from teaming partner ICS Nett, Inc. (ICS), a federal prime contractor and leading provider of innovative technologies and solutions, to provide ITS infrastructure services to the Veteran’s Administration (VA) worth an estimated $3.4 million.

Under the agreement, Beacon will provide to the VA management, installation and billing services for delivering a Real-Time Locating System (RTLS) wireless solution.  The joint Beacon/ICS teams will provide application software, receivers, ID tags, installation, and ancillary equipment for wireless tracking of equipment, supplies, implants, and surgical instruments.  This technology package will provide selected VA Medical Centers with real-time capability to actively track all assets, including medical supplies, staff, and patients in order to increase clinical efficiencies, staff productivity, and maximize equipment utilization.

“We have believed for some time that solid benefits could be leveraged from using a well-designed and integrated wireless platform,” said Bruce Widener, Beacon Chairman and CEO.  “Winning a wireless project of this scope is actually a little ahead of our projections, as we had anticipated it during fiscal year 2012.  We see the far-reaching benefits of this RTLS wireless project potentially extending beyond the government sector into our Fortune 1000 clients, especially into our Pharmaceutical vertical.  This is the first large medical award in Beacon’s Healthcare vertical announced at the beginning of this fiscal year. “

“We do not believe this to be an isolated project,” said ICS Chief Strategy Officer Khurram Shah. “The need for wireless RTLS services in the public and private sectors is emerging and we believe will shape the way a wide variety of assets will be managed in the future.  The successful execution of a project of this scope that spans several million feet of healthcare footprint will require the kind of professional services and execution that we saw in Beacon when we signed the teaming agreement.”

About ICS

ICS, a certified 8(a), Small Disadvantaged Business (SDB) and DBE firm, is headquartered in Vienna, VA, with more than 150 professionals nationwide.  ICS is a leading provider of innovative technologies and solutions for the Intelligence, IT, Telecommunications, Transportation and Defense Logistics communities.  ICS is an experienced Federal IT partner that is able to demonstrate significant expertise at reducing the risks associated with traditionally long-term and large-scale Federal IT projects, by combining carefully selected best practices and a refined agile methodology, with a mission-driven management approach, in order to build a unified team that delivers real-time operational success, within the context of long-term strategic objectives.

For additional information, please visit ICS’s corporate website: www.ics-nett.com

About Beacon Enterprise Solutions Group, Inc.

Beacon Enterprise Solutions Group is an emerging global leader in the design, implementation and management of high performance Information Technology Systems (“ITS”) infrastructure solutions.  Beacon offers fully integrated, turnkey IT infrastructure solutions capable of fully servicing the largest companies in the world as they increasingly outsource to reduce costs while optimizing critical IT design and infrastructure management.  Beacon is headquartered in Louisville, Kentucky, with regional headquarters in Cincinnati, Ohio, Dublin, Ireland, Prague, Czech Republic and personnel located throughout the United States and Europe.

For additional information, please visit Beacon’s corporate website: www.askbeacon.com

This press release may contain “forward-looking statements.” Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.  These forward-looking statements may include, without limitation, statements about our market opportunity, strategies, competition, expected activities and expenditures as we pursue our business plan.  Although we believe that the expectations reflected in any forward looking statements are reasonable, we cannot predict the effect that market conditions, customer acceptance of products, regulatory issues, competitive factors, or other business circumstances and factors described in our filings with the Securities and Exchange Commission may have on our results.  The company undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

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